Straight Path Communications Inc.

(NYSE MKT: STRP)

Intangible Assets

--

Uncommon Value

August 20, 2013

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Straight Path Communications Inc.'s future performance;
- projections of Straight Path Communications Inc.'s results of operations or financial condition;
- statements regarding Straight Path Communications Inc.'s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Straight Path Communications Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Straight Path Communications Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Straight Path Communications Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Straight Path Communications Inc.'s filings made with the Securities and Exchange Commission.

Straight Path Communications Inc., cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and neither Straight Path Communications, Inc., is not under any obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

OVERVIEW

Market Basics

Ticker	NYSE MKT: STRP
Stock Price*	$5.11
Shares Outstanding	11.5 million
Market Cap*	$58.8 million

*As of 8/19/2013

FUNDAMENTALS

SPCI is a low CAPEX, low OPEX business built around two intangible assets with significant upside potential:

- **Straight Path Spectrum (SPS)** – Holds and licenses a significant number of FCC licenses for commercial, fixed wireless spectrum
- **Straight Path IP Group (SPIPG)** – Holds and licenses a portfolio of patents related to communications over computer networks, such as the Internet.

- SPCI was spun off with $15 million in cash and no debt
- SPCI intends to distribute not less than 50% of its consolidated positive net earnings to stockholders after achieving sustained profitability and certain minimum cash reserve levels.

Straight Path Spectrum

4G BANDWIDTH CONSTRAINTS

- As 4G becomes ubiquitous, demand for bandwidth is expected to increase fourfold
- Industry needs alternatives to fiber for backhaul
- Challenges of cost, positioning and reliability abound
- Significance shifts from coverage to capacity



THE SMALL CELL OPPORTUNITY

STRAIGHTPATH

AT&T:

Announced plans to deploy at least 40,000 small cells by 2015 and has indicated that this number may increase. Wireless industry may require millions of small cells nationwide.

Small Cell Forum - Focus on 2015:

- 4.5 small cells deployed per macro cell.
- In U.S. over 350,000 macro cell towers deployed, avg of 2.5 carriers per tower.
- Using Small Cell Forum statistics we can predict that there will 3.5 million small cells deployed by 2015.



Cumulative cost (000's)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
NLOS
PTP
PMP 3:1
PMP 6:1
PMP 12:1
PMP 18:1
PMP 24:1
FIBER 500
FIBER 750
FIBER 1000
FIBER 1250
FIBER 1500
Deployment type
Cumulative cost

Fiber:

Prohibitively expensive for small cell backhaul

Most cost effective choice for small cell backhaul:

150 MHz, 39 GHz line of site (LOS), point to multi-point (PMP) solution. Near functional equivalent of fiber

LARGEST 39 GHz HOLDER IN U.S.

615 licenses covering the United States

- >600 MHz in 24 of top 25 EAs with minimum 200 MHz in virtually all markets
- 100 MHz contiguous blocks
- Substantial service requirement met through 2020.
- Also 15 LMDS licenses in the 28 GHz band



39 GHZ LICENSES UP TO 2 CHANNELS
39 GHZ LICENSES 3-5 CHANNELS

SPS DIFFERENTIATORS

- **National Solution** - SPS is the largest holder of 39 GHz licenses with a portfolio uniquely suited to enable comprehensive wireless backhaul solution for small cell deployment.
- **Concatenation of 50 MHz Channels** - Larger serving channels (i.e. supports 150 MHz wide channels) for very hi-throughput and quality.
- **Point-to-Multi-Point (PMP) Deployment** - Allows for sectored or wide band antennas. Wide broadcast area minimizes need of precision antenna and base station placement.
- **3½ inch Antennas Facilitates Street Furniture Deployment** - FCC waived rules for Category A antenna deployment to enable use of very small 39 GHz antennas integrated into small cell base stations.

VALUATION MILESTONES

- Spectrum licenses were initially acquired by Winstar Communications
- IDT acquired licenses and other assets from Winstar Bankruptcy Estate in 2001 for $60 million
- In March 2012, IDT sold four 39 GHz and four 28 GHz spectrum licenses covering certain metropolitan areas for $6.8 million
- Prospective value closely tied to deployment of small cell technologies to relieve wireless network congestion

BUSINESS OBJECTIVES

- Align system integrators and equipment manufacturers to support nationwide 39 GHz based backhaul solution for small cell deployment.
- Leasing and licensing, rather than sales and assignments, are preferred options for long term growth.
- Low CAPEX and OPEX
- Small cell test bed deployment with key integrator as early as Q1 2014.
- Depth of 39 GHz portfolio enables multiple national clients.

Straight Path IP Group

PATENT HOLDINGS

- SPIPG holds family of patents widely utilized in communications over the Internet as well as for real-time peer-to-peer video chat and multi-party video conferencing.
- Prior litigation and extensive re-examination has confirmed the validity of key patent claims.
- Patents expire September 25, 2015 with six year look-back for damages.
- List of patent holdings available on SPCI's website.

EXAMPLE – PATENT '704



- Claim 33. A method for locating processes having dynamically assigned network protocol addresses over a computer network, the method comprising the steps of:
  - a. maintaining, in a computer memory, a network accessible compilation of entries, selected of the entries comprising a network protocol address and a corresponding identifier of a process connected to the computer network, the network protocol address of the corresponding process assigned to the process upon connection to the computer network; and
  - b. in response to identification of one of the entries by a requesting process providing one of the identifier and the network protocol address to the requesting process.

MILESTONES

- In 1996, IDT founded Net2Phone, which helped pioneer VoIP communications.
- In 2000, Net2Phone purchased NetSpeak, which held key patents, for $48 million.
- In 2000, AT&T invested $1.4 billion for a 32% share of Net2Phone.
- In 2006, IDT repurchased the portion of Net2Phone's capital stock that it did not already own
- In 2006, IDT filed a complaint against Skype/E-Bay for patent infringement. Case settled in 2010. Terms were not disclosed.
- In 2012, SPIPG filed complaints in a U.S. District Court against three communications companies (Stalker Software, Inc. (d/b/a CommuniGate Systems, Inc.), ooVoo, LLC, and Vivox, Inc.) for infringing a number of its key patents. SPIPG subsequently reached confidential settlements with all three defendants.

BUSINESS APPROACH

- SPIPG has retained counsel to pursue enforcement on a contingency basis.
- SPIPG intends to aggressively pursue enforcement.
- In addition to direct users of the IP, equipment manufacturers and others who derive benefit from our technology are potential licensees.

PATENT PROTECTION

On August 1, 2013, SPCI filed patent infringement actions against:

- **LG, Panasonic, Sony, Toshiba, Sharp, and Vizio** with the United States International Trade Commission (ITC) to halt the importation and sale of the manufacturers' infringing products in the United States
- **Bandwidth.com, Inc., Telesphere Networks Ltd., and Vocalocity** -- telecommunications providers for infringing its patents by selling and utilizing certain Voice over Internet Protocol (VoIP) products and/or services

Unaudited Pro Forma Financials

STRAIGHTPATH

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The unaudited pro forma combined financial data reported below consist of an unaudited pro forma combined balance sheet as of April 30, 2013 and unaudited pro forma combined statements of operations for the nine months ended April 30, 2013 and for the fiscal year ended July 31, 2012. The unaudited pro forma combined financial data reported below should be read in conjunction with SPCI's Management's Discussion and Analysis of Financial Condition and Results of Operations," SPCI's audited combined financial statements as of July 31, 2012 and 2011 and for the fiscal years then ended and the notes thereto, and SPCI's unaudited interim combined financial statements as of April 30, 2013 and for the nine months ended April 30, 2013 and 2012 and the notes thereto, all of which are included in the Information Statement filed with the SEC as an exhibit to SPCI's Form 10. SPCI's unaudited pro forma combined financial data were prepared on the same basis as our audited combined financial statements and, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly our financial position and results of operations for these periods.

The pro forma combined balance sheet adjustments assume that our spin-off from IDT occurred as of April 30, 2013. The pro forma adjustments to the combined statements of operations for the nine months ended April 30, 2013 and for the year ended July 31, 2012 assume that the spin-off occurred as of August 1, 2011.

The following unaudited pro forma combined financial statements reflect IDT's transfer to SPCI of all of the assets and liabilities related to SPCI, the contribution by IDT prior to the spin-off of an amount of cash so that SPCI has $15 million in cash at the time of the spin-off, and the distribution by IDT to its stockholders of approximately 0.8 million shares of SPCI Class A common stock (based on 1.6 million shares of IDT Class A common stock that were expected to be outstanding on the record date) and approximately 10.6 million shares of SPCI Class B common stock (based on 21.3 million shares of IDT Class B common stock that were expected to be outstanding on the record date). In the distribution, each IDT stockholder will receive one share of SPCI Class A common stock for every two shares of IDT Class A common stock and one share of SPCI Class B common stock for every two shares of IDT Class B common stock held on the record date for the spin-off.

The unaudited pro forma financial statements assume that the charges for the services that IDT will provide to us will be similar to those currently being charged via inter-company billings. Accordingly, the pro forma financial statements assume that future service agreements will not result in a significantly different impact on our results of operations as compared to periods preceding the spin-off.

In addition, the service agreements between IDT and us will include additional services to be provided, on an interim basis, as a separate publicly-traded company. Such services will include assistance with internal audit, periodic reports required to be filed with the SEC, as well as maintaining minutes, books and records of meetings of the Board of Directors and its committees. Charges for these additional services were not included in the historical combined financial statements or in the pro forma adjustments since they were not applicable for periods that we were not a separate public company. The additional costs (including for services to be provided by IDT and others) related to being a publicly-traded company and being separated from IDT, are currently estimated to be between $750,000 and $1.0 million annually. Several of the costs included in this estimated range are preliminary, subject to negotiation, and may vary from the estimates when finalized.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations included in the Information Statement have been derived from our audited and unaudited combined financial statements included in the Information Statement and do not purport to represent what SPCI's financial position, results of operations or cash flows actually would have been had the spin-off occurred on the dates indicated, or to project financial performance for any future period

Pro Forma Balance Sheet

STRAIGHT PATH COMMUNICATIONS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF APRIL 30, 2013
(in thousands, except share data)
(unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
Assets				
Current assets:				
Cash and cash equivalents	$ 3,252	$ 11,748	(A)	$ 15,000
Trade accounts receivable, net	74			74
Other current assets	106			106
Total current assets	3,432			15,180
Prepaid expenses—long-term portion	242			242
Total assets	$ 3,674			$ 15,422
Liabilities and Equity				
Current liabilities:				
Trade accounts payable	$ 1			$ 1
Accrued expenses	1,453			1,453
Deferred revenue	161			161
Income taxes payable	15			15
Total current liabilities	1,630			1,630
Deferred revenue —long-term portion	262			262
Total liabilities	1,892			1,892
Equity:				
Straight Path Communications, Inc. stockholder's equity:				
Preferred stock, $.01 par value; authorized shares—historical nil, pro forma 3,000,000; no shares issued	—			—
Common stock, $.01 par value; authorized shares—historical 1,500, pro forma nil; historical 100 shares issued; pro forma no shares issued	—		(B)	—
Class A common stock, $.01 par value; authorized shares—historical nil, pro forma 2,000,000; historical no shares issued; pro forma 787,163 shares issued and outstanding	—	8	(B)	8
Class B common stock, $.01 par value; authorized shares— historical nil, pro forma 40,000,000; historical no shares issued; pro forma 10,636,428 shares issued and outstanding	—	106	(B)	106
Additional paid-in capital	—	11,748 (114) 369,134	(A) (B) (E)	380,768
Accumulated deficit	—	(367,149)	(E)	(367,149
Group equity	1,985	(1,985)	(E)	—
Total Straight Path Communications, Inc. stockholder's equity	1,985			13,733
Noncontrolling interests	(203)			(203

Pro Forma Statement of Operations

STRAIGHTPATH,

STRAIGHT PATH COMMUNICATIONS, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED APRIL 30, 2013
(in thousands, except per share data)
(unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues	$ 982			$ 982
Costs and expenses:				
Direct cost of revenues	598			598
Selling, general and administrative	3,303			3,303
Total costs and expenses	3,901			3,901
Gain on sale of rights in wireless spectrum	150			150
Loss from operations	(2,769)			(2,769)
Interest income	8			8
Loss before income taxes	(2,761)			(2,761)
Provision for income taxes	(7)		(C)	(7)
Net loss	(2,768)			(2,768)
Net loss attributable to noncontrolling interests	313			313
Net loss attributable to Straight Path Communications, Inc.	$ (2,455)			$ (2,455)
Loss per share attributable to Straight Path Communications, Inc.:				
Basic			(D)	$ (0.21)
Diluted			(D)	$ (0.21)
Weighted average number of shares used in calculation of loss per share				
Basic				11,424
Diluted				11,424

STRAIGHTPATH

Pro Forma Statement of Operations

STRAIGHT PATH COMMUNICATIONS, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2012
(in thousands, except per share data)
(unaudited)

	Historical	Pro Forma Adjustments	Pro Forma
Revenues	$ 553		$ 553
Costs and expenses:			
Direct cost of revenues	92		92
Selling, general and administrative	1,010		1,010
Total costs and expenses	1,102		1,102
Gain on sale of rights in wireless spectrum	5,330		5,330
Income from operations	4,781		4,781
Interest income	8		8
Interest expense	(9)		(9)
Other income	1		1
Income before income taxes	4,781		4,781
Provision for income taxes	(25)	(C)	(25)
Net income	4,756		4,756
Net loss attributable to noncontrolling interests	33		33
Net income attributable to Straight Path Communications, Inc.	$ 4,789		$ 4,789
Earnings per share attributable to Straight Path Communications, Inc.:			
Basic		(D)	$ 0.42
Diluted		(D)	$ 0.39
Weighted average number of shares used in calculation of earnings per share			
Basic			11,424
Diluted			12,425

Notes to Pro Forma Statements

STRAIGHT PATH COMMUNICATIONS, INC.

NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Unaudited)

The following is a description of the pro forma adjustments to the combined financial statements:

(A) In connection with the planned spin-off, IDT will transfer cash to SPCI prior to the spin-off such that SPCI will have approximately $15 million in cash at the time of the spin-off. This cash transfer is reflected as if IDT made the cash contribution to SPCI on April 30, 2013.

(B) Reflected as if the 0.8 million shares of Class A common stock (based on 1.6 million shares of IDT Class A common stock that were expected to be outstanding on the record date) and 10.6 million shares of Class B common stock (based on 21.3 million shares of IDT Class B common stock that were expected to be outstanding on the record date) were issued on April 30, 2013. Such shares will be reflected in SPCI's amended and restated certificate of incorporation to be filed prior to the distribution. SPCI's current authorized capital stock consists of 1,500 shares of common stock of which 100 shares are outstanding.

(C) SPCI's historical combined financial statements include provisions for federal and state income taxes on a separate tax return basis for all periods presented. Accordingly, no pro forma adjustment for income taxes is necessary.

(D) Earnings (loss) per share is calculated as if 0.8 million shares of Class A common stock (based on 1.6 million shares of IDT Class A common stock that were expected to be outstanding on the record date) and 10.6 million shares of Class B Common Stock (based on 21.3 million shares of IDT Class B common stock that were expected to be outstanding on the record date) were issued and outstanding, The diluted earnings per share includes pro forma restricted stock subject to risk of forfeiture, unless the effect of such additional shares is anti-dilutive.

(E) Reflected as if IDT contributed the business operations to SPCI on April 30, 2013.